DATED 19 FEBRUARY 2001


                              STEPHENS GROUP, INC.
                                   (as Agent)
                                     - and -
                                    HLSF LLC
                                   (as a Bank)
                                     - and -
                                  ALLFIRST BANK
                                   (as a Bank)
                                     - and -
                                  COMERICA BANK
                                   (as a Bank)
                                     - and -
                       HUNTINGDON LIFE SCIENCES GROUP plc
                        HUNTINGDON LIFE SCIENCES LIMITED
                                     - and -
                         HUNTINGDON LIFE SCIENCES, INC.
                                     - and -
                                  ANDREW BAKER
                                     - and -
                              STEPHENS GROUP, INC.
                                   (as Funder)



                   ------------------------------------------
                          FIFTH INTERCREDITOR AGREEMENT
                  Replacing the Fourth Intercreditor Agreement
                  Between the same parties dated 7 August 1998
                   ------------------------------------------

                                    CONTENTS

                                                                     PAGE

1.       Interpretation...............................................2

2.       Priorities...................................................5

3.       Making Demand................................................5

4.       Cooperation..................................................5

5.       No Obligations to Borrowers..................................5

6.       Replacement..................................................6

7.       Fees.........................................................6

8.       Confidentiality..............................................6

9.       Guarantee....................................................6

10.      Put Option...................................................6

11.      Sale of Assets...............................................7

12.      Counterparts.................................................7

13.      Law and Jurisdiction.........................................7

THIS AGREEMENT is made the 19 day of February 2001

BETWEEN:

(1) STEPHENS GROUP, Inc. of Suite 2500, 111 Center Street, Little Rock, Arkansas 72201, United States of America (as Agent) the
         "Agent");

(2) HLSF LLC of C/o of Kutak Rock, Suite 2100, 225 Peachtree Street N.E., Atlanta, Georgia 30303, United States of America (as a
         Bank) ("HLSF");

(3) ALLFIRST BANK (formerly the First National Bank of Maryland) of 25 South Charles Street, 14th Floor, Baltimore, MD 21201,
         United States of America (as a Bank) ("Allfirst");

(4) COMERICA BANK of P.O. Box 75000, Detroit, MI 48275 3205, United States of America (as a Bank) ("Comerica");

(5) HUNTINGDON LIFE SCIENCES GROUP plc a company incorporated in England and Wales with registered number 502370 of Wooley Road, Alconbury, Huntingdon, Cambridgeshire PE18 6ES ("the Parent");

(6) HUNTINGDON LIFE SCIENCES LIMITED a company incorporated in England and Wales with registered number 01815730 of Wooley Road, Alconbury, Huntingdon, Cambridgeshire PE18 6ES ("HLSL");

(7) HUNTINGDON LIFE SCIENCES, INC. a company incorporated under the laws of the State of Delaware, USA having its registered office at 9 East Loockerman Street, City of Dover, County of Kent, State of Delaware, United States of America ("HLS");

(8) ANDREW BAKER of 401 Hackensack Avenue, Hackensack, New Jersey 07601, United States of America ("Mr. Baker"); and

(9)      STEPHENS  GROUP,  INC. of Suite 2500, 111 Center Street,  Little Rock,
         Arkansas  72201,  United States of America as a funder
         (the "Funder").

WHEREAS:

(A)      By a facilities  agreement  dated 7 August 1998  between the  Borrowers
         (1), the Banks (as defined therein) (2) and the Agent (previously National Westminster Bank plc) (3) as subsequently amended and most recently amended by an amendment agreement dated on or about the date of this Agreement (the "Facilities Agreement") the Banks made available to the Borrowers certain facilities.

(B) By various security agreements and guarantees and debentures the Borrowers granted security over their respective assets in favour of the Agent (previously National Westminster Bank plc) as continuing security for their obligations under the Facilities Agreement.

(C) National Westminster Bank plc has now resigned as the agent and has been replaced by the Agent.

(D) National Westminster Bank plc has assigned all of its rights, benefits and obligations under the Financing Documents to HLSF.

(E) Each of the parties entered into a heads of terms dated 20 January 2001 (the "Heads of Terms") and wish to enter into this Agreement pursuant thereto.

NOW THIS AGREEMENT WITNESSES as follows:

1        Interpretation

         1.1 In this Agreement (including the Recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, words and expressions shall have the same meanings as are attributable to them under the Facilities Agreement. In addition the following words and expressions shall have the respective meanings ascribed to them:

                  "First Participation Percentage" means at any time the percentage of the participation in the risk incurred by the Senior Lenders under the Facilities Agreement as set out in Column 2 of Schedule 1;

                  "HLSF Facility" means the(pound)16,269,856.35 facility provided by HLSF to the Borrower in terms of the Facilities Agreement;

                  "Junior Debt" means the amounts due to the Junior Lenders pursuant to the Junior Facility;

                  "Junior Facility" means the aggregate amount made available to
                  the  Borrowers  by  the  Junior   Lenders  not  exceeding  the
                  aggregate principal amount of (pound)4,000,000;

                  "Junior Lenders" means each of Mr. Baker and the Funder;

                  "Junior Obligation" means all moneys owing, obligations and other liabilities of the Borrowers to the Junior Lenders pursuant to the Junior Facility;

                  "Junior Security" means all the security (if any) now or hereafter executed by the Borrowers in favour of the Junior Lenders pursuant to the Junior Facility in accordance with the Heads of Terms together with any further security so created by the Borrowers or any of them in favour of the Junior Lenders;

                  "Net Proceeds" means, in relation to the Security, the net proceeds of sale or other realization of the assets subject to the Security after discharge of all direct costs incurred in such sale or realization, the discharge of any prior ranking claims and, where appropriate, all costs, charges, fees and expenses of any receiver appointed pursuant to the Security;

                  "Outstandings" means, in relation to each Bank, at the time of a distribution of the Net Proceeds, the amount owing to that Bank by all the Borrowers under the Facilities Agreement;

                  "Priority Obligations" means all moneys owing, obligations and other liabilities of the Borrowers to the Banks and the Agent pursuant to the facilities Agreement;

                  "Security" means the Senior Security and the Junior Security;

                  "Senior Debt" means the amounts due to the Senior Lenders pursuant to the Senior Facility;

                  "Senior Facility" means the aggregate amount made available to the Borrowers by the Senior Lenders pursuant to the Facilities Agreement not exceeding the principal amount of (pound)22,585,809.88;

                  "Senior Lenders" means each of HLSF, Allfirst and Comerica;

                  "Senior Security" means all the security executed by the Borrowers in favour of the Agent as security trustee for the Secured Parties details of which are listed in Schedule 2 to this Agreement together with any further security so created by the Borrowers or any of them in favour of the Agent;

                  "Sharing Percentages" means, in relation to each Bank, a percentage calculated using the following formula:

                  A  =     B x 100
                           -
                           C

                  A = Sharing Percentage of the Bank in question

                  B = Outstandings of the Bank in question

                  C = Total Outstandings; and

                  "Total Outstandings" means at the time of a distribution of the Net Proceeds, the aggregate amount owing to all the Banks by the Borrowers under the Facilities Agreement.

         1.2      Interpretation

                  In this Agreement, unless the context otherwise requires:

                  (a) references to any persons shall be construed so as to include that person's assigns, transferees or successors in title;

                  (b) references to any document (or any specified provisions of any document) shall be construed as references to such document or that provision as amended or novated or supplemented or replaced, as the case may be, from time to time;

                  (c) references to the singular shall include the plural and vice versa and references by way of male, female or neuter pronoun shall include references to all genders; and

                  (d) references of Clauses and Schedules are to be construed as references to the Clauses of, and Schedules to, this Agreement as amended or varied from time to time.

2        Priorities

         2.1 It is hereby agreed by and between the parties to this Agreement that, subject to the provisions of clause 11 hereof, on enforcement of the Security the Net Proceeds shall be applied:

                  (i) first, in discharge of the Priority Obligations on a pro-rata basis based on the Shared Percentages; and

                  (ii)     second, in discharge of the Junior Obligations.

         2.2 The Security is a continuing security and the ranking of the Priority Obligations, and the Junior Obligations as provided for in this Agreement shall not be affected by any fluctuation in the amounts from time to time of the Priority Obligations or the Junior Obligations or by the existence at any time of a credit balance on any current or other accounts.

         2.3 In the event of the Group making any early repayment of the Facilities or of amounts due under the Facilities Agreement whether by voluntary repayment from cashflow or from the sale of any assets such reduction will be applied in accordance with the priorities set out in Clause 2.1 as if they were Net Proceeds.

3        Making Demand

         Each of the Banks hereby agrees with the other bank that HLSF in its capacity as Agent shall not and shall not be obliged to make any demand for repayment of the facilities without having obtained the prior written authority of all of the Banks.

4        Cooperation

         The Agent and the Banks shall cooperate to ensure that any moneys in the hands of a receiver appointed pursuant to any of the Security are distributed in a manner consistent with the provisions of this Agreement.

5        No Obligations to Borrowers

         5.1 The Borrowers join in this Agreement to acknowledge the arrangements made between the Banks and the Agent in this Agreement but shall have no rights under this Agreement.

         5.2 Nothing in this Agreement shall as between the Borrowers on the one hand and the Banks on the other hand affect or prejudice any rights or remedies under the Senior Security.

6        Replacement

         This  Agreement  supersedes  and replaces  all  previous  Intercreditor
         Agreements   between  the  parties  and/or  any  of  their   respective
         predecessors.

7        Fees

         The Parent shall pay all costs and expenses of the Banks including but not limited to legal fees and expenses in connection with the preparation of this Agreement.

8        Confidentiality

         The parties hereto agree that they shall not disclose this Agreement or the terms and conditions hereof or thereof (collectively the "Confidential Terms") to any person or entity, or the identity of the parties thereto other than to the parties' respective advisors and except as may be required by applicable law, legal processes, the United Kingdom Listing Authority or any other duly authorized regulatory authorities.

9        Guarantee

         In consideration of Allfirst and Comerica entering into this Agreement, the Funder hereby unconditionally guarantees to Allfirst and Comerica the payment or discharge of all the obligations of HLSF under this Agreement.

10       Put Option

         HLSF hereby undertakes to provide a put option to each of Allfirst and Comerica whereby on 18 January 2002 each of Allfirst and Comerica may require HLSF to purchase from them their remaining participations under the Facilities Agreement for cash at par payable by CHAPS payment (or equivalent) in sterling during business hours on or before 22 January 2002 and, in the event of failure to provide such put option, each of Allfirst and Comerica shall be entitled to rely on the letters of credit issued on or about 25 January 2001 by Bank of America.

11       Sale of Assets

         Each of the Parent, HLSL and HLS shall take all reasonable steps as soon as practicable to sell off such of the assets of the Parent, HLSL and HLS as may be necessary to discharge in full all of the obligations of each of the Parent, HLSL and HLS to each of Allfirst and Comerica (and, once they have been fully discharged, to HLSF) and each of the Parent, HLSL and HLS shall procure that the Net Proceeds shall be remitted as soon as possible thereafter to each of Allfirst and
         Comerica (and once they have been fully discharged, to HLSF) notwithstanding any other provisions in this Agreement or in any of the other Financing Documents.

12       Counterparts

         This Agreement may be executed in any number of counterparts and all of such counterparts take together shall be deemed to constitute one and the same instrument.

13       Law and Jurisdiction

         This Agreement shall be governed by, and construed in all respects in accordance with English law.

IN WITNESS whereof the parties hereto causes this Agreement to be duly executed on the date set out above.

                                   SCHEDULE 1

                          Participation in Risk-Sharing


                        Bank            Participaton Percentage

                        HLSF                 72.03575
                        Allfirst             15.74729
                        Comerica             12.21696


                                   SCHEDULE 2

                                 Senior Security

        Document                                                                       Executed By       Date
1       Guarantee   and  Debenture  in  favour  of  the  Agent  as  amended  by  a       Parent       1.11.1995
        Supplemental Deed dated 20 January 1998 and a Supplemental Deed dated 26
        February 1998

2       Guarantee   and  Debenture  in  favour  of  the  Agent  as  amended  by  a        HLSL        21.11.1995
        Supplemental Deed dated 20 January 1998 and a Supplemental Deed dated 26
        February 1998

3       Guarantee  in favour of the Agent as  amended by a HLS  Supplemental  Deed         HLS        21.11.1995
        dated 20 January 1998 and a Supplemental Deed dated 26 February 1998

4       Security  Agreement  in favour of the Agent as amended  by a  Supplemental         HLS        21.11.1995
        Deed dated 20 January 1998 and a Supplemental Deed dated 26 February 1998

5       Mortgage  in favour of the Agent over the New Jersey  Property  as amended         HLS        16.01.1998
        by a Supplemental Deed dated 26 February 1998

6       Equipment Mortgage in favour of the Agent                                         HLSL        20.04.1998

7       Security  agreement  incorporating an Equipment Mortgage and a Charge over         HLS        30.04.1998
        an Operating Account in favour of the Agent

SIGNED by Andrew Stafford-Deitsch           )

for an on behalf of HLSF LLC                )
(as Agent)                                  )

SIGNED by Andrew Stafford-Deitsch           )

For and on behalf of HLSF LLC               )
(as a Bank)

SIGNED by G. L. Elias                       )

For and on behalf of ALLFIRST BANK          )
(as a Bank)                                 )

SIGNED by Henry Hajdas                      )

For and on behalf of COMERICA BANK          )
(as a Bank)                                 )

SIGNED by Andrew Baker                      )

For and on behalf of HUNTINGDON             )
LIFE SCIENCES GROUP plc                     )

SIGNED by Andrew Baker                      )

For and on behalf of HUNTINGDON             )
LIFE SCIENCES LIMITED                       )

SIGNED by Andrew Baker                      )

For and on behalf of HUNTINGDON             )
LIFE SCIENCES, INC.                         )

SIGNED by                                   )
ANDREW BAKER                                )

SIGNED by Andrew Stafford-Deitsch           )

For and on behalf of STEPHENS               )
GROUP, INC.                                 )